                                                                     EXHIBIT 1.1





                        9,800,000 SHARES OF COMMON STOCK



                          HEALTHCARE RECOVERIES, INC.


                          U.S. UNDERWRITING AGREEMENT


                                                                  ________, 1997


BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
  as U.S. Representatives of the
  several U.S. Underwriters named in
  Schedule I attached hereto
c/o      BEAR, STEARNS & CO. INC.
         245 Park Avenue
         New York, N.Y.  10167

Dear Sirs:

                 Medaphis Corporation ("Medaphis"), the parent of Healthcare Recoveries, Inc. (the "Company"), (each a corporation organized and existing under the laws of Delaware), proposes, subject to the terms and conditions stated herein, to sell to the several U.S. underwriters named in Schedule I hereto (the "U.S. Underwriters") an aggregate of 7,840,000 shares (the "Firm U.S. Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm U.S. Shares, at the option of the U.S. Underwriters, the Company proposes to sell up to an additional 1,176,000 shares (the "Additional U.S. Shares") of Common Stock. The Firm U.S. Shares and any Additional U.S. Shares purchased by the U.S. Underwriters are referred to herein as the "U.S. Shares." The U.S. Shares are more fully described in the Registration Statement referred to below.

                 It is understood that the Company and Medaphis are concurrently entering into an agreement dated the date hereof (the "International Underwriting Agreement") pursuant to which Medaphis proposes, subject to the terms and conditions stated therein, to sell outside the United States and Canada an aggregate of 1,960,000 shares of Common Stock (the "Firm International Shares") through arrangements with certain underwriters outside the United States and Canada (the "Managers") for whom Bear, Stearns International Limited, Donaldson, Lufkin & Jenrette Securities Corporation and The Robinson-Humphrey Company, Inc. are acting as representatives and, for the sole purpose of covering over-allotments in connection with the sale of Firm International Shares, at the option of the Managers, the Company proposes to sell up to an additional 294,000 shares (the "Additional International Shares") of Common Stock. The Firm International Shares and any Additional International Shares purchased by the Managers are referred to herein as the "International Shares." It is understood that the Company is not obligated to sell, and the U.S. Underwriters are not obligated to purchase, any Firm U.S. Shares unless all of the Firm International Shares are contemporaneously purchased by the Managers.

                 It is also understood and agreed to by all the parties that the U.S. Underwriters have entered into an agreement with the Managers (the "Agreement between U.S. Underwriters and Managers") contemplating the coordination of certain transactions between the U.S. Underwriters and the Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may (i) purchase from the Managers a portion of the International Shares to be sold to the Managers pursuant to the International Underwriting Agreement or (ii) sell to the Managers a portion of the U.S. Shares to be sold to the U.S. Underwriters pursuant to this Agreement. The Company also understands that any such purchases and sales between the U.S. Underwriters and the Managers shall be governed by the Agreement between U.S. Underwriters and the Managers and shall not be governed by the terms of this Agreement.

                 The U.S. Underwriters and the Managers are collectively referred to herein as the "Underwriters," the Firm U.S. Shares and the Firm International Shares are collectively referred to herein as the "Firm Shares," the U.S. Shares and the International Shares are collectively referred to herein as the "Shares" and the Additional U.S. Shares and the Additional International Shares are collectively referred to as the "Additional Shares."

                 1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the U.S. Underwriters that:

                          (a)  The Company has filed with the Securities and
Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-1 (No. 333-23287), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "U.S. Prospectus". The term "U.S. preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations.

                          (b)  At the time of the effectiveness of the
Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the U.S. Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the U.S. Prospectus is filed with the Commission and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement and the U.S. Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the
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applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the U.S. Prospectus, in light of the circumstances under which they were made, not misleading. When any related U.S. preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such U.S. preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the U.S. Prospectus or any related U.S. preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any U.S. Underwriter through you as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                          (c)  Insofar as statements in the U.S. Prospectus
purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements are correct in all material respects.

                          (d)  Coopers & Lybrand L.L.P., who have certified the
financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                          (e)  Subsequent to the respective dates as of which
information is given in the Registration Statement and the U.S. Prospectus, except as set forth in the Registration Statement and the U.S. Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the U.S. Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company except for liabilities or obligations which are reflected in the Registration Statement and the U.S. Prospectus.

                          (f)  This Agreement and the transactions contemplated
herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                          (g)  The execution, delivery and performance of this
Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict





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with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the U.S. Shares by the U.S. Underwriters.

                          (h)  All of the outstanding shares of Common Stock
are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Firm U.S. Shares and the Additional U.S. Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been or were not issued in violation of or be subject to any preemptive rights. The Company had, at March 31, 1997, an authorized and outstanding capitalization as set forth in the Registration Statement and the U.S. Prospectus. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the U.S. Prospectus.

                          (i)  Assuming the exercise of the Underwriters'
over-allotment option, upon the issuance and delivery of the Additional U.S. Shares and payment therefor pursuant hereto, good and valid title to such Additional U.S. Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several U.S. Underwriters.

                          (j)  The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the U.S. Prospectus, except where the failure to do so, will not, in the aggregate, have a material adverse effect on the Company, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the U.S. Prospectus. The Company has no subsidiaries.





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                          (k)  Except as described in the U.S. Prospectus,
there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, contemplated against the Company which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or, results of operations of the Company or which is required to be disclosed in the Registration Statement and the U.S. Prospectus.

                          (l)  The Company has not taken and will not take,
directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                          (m)  The financial statements, including the notes
thereto, and supporting schedules included in the Registration Statement and the U.S. Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                          (n)  Except as described in the U.S. Prospectus, no
holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the U.S. Shares contemplated hereby.

                          (o)  The Company is not, and upon consummation of the
transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (p)  To the Company's knowledge, neither the Company
nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the U.S. Prospectus.

                          (q)  The Company has filed all tax returns required
to be filed, which returns are complete and correct in all material respects, and the Company is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                          (r)  The Company is in compliance in all material
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred,





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

whether by action or by failure to act, which would cause the loss of such qualification; and the there has been no action threatened against the Company by the Pension Benefit Guaranty Corporation to terminate any of the Company's pension plans.

                          (s)  Except as described in the U.S. Prospectus, the
Company owns or possesses adequate rights to use all material patents, patent applications, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trademark registrations, service mark registrations, trade names, copyrights and licenses described or referred to in the U.S. Prospectus or owned or used by it or which are necessary for the conduct of its business as described in the U.S. Prospectus. Except as described in the U.S. Prospectus, the Company has not received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any patents, patent applications, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trademark registrations, service mark registrations, trade names, copyrights or licenses which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding might result in a material adverse change or development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company.

                          (t)  There are no contracts or other documents which
are required to be described in the U.S. Prospectus or filed as exhibits to the Registration Statement by the Act or by the Regulations which have not been described in the U.S. Prospectus or filed as exhibits to the Registration Statement.

                          (u)  The Shares have been and continue to be
designated for inclusion on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, and the Company is in compliance with the maintenance and designation criteria applicable to Nasdaq National Market issuers.

                          (v)  No relationship, direct or indirect, exists
between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the U.S. Prospectus which is not so described.

                          (w)  Since the date as of which information is given
in the U.S. Prospectus through the date hereof, and except as may otherwise be disclosed in the U.S. Prospectus, the Company has not (i) issued or granted any securities, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

                          (x)  Each of the Company's executive officers and
directors, as have been heretofore designated by you and listed on Schedule II attached hereto, has entered into or is subject to a lock-up agreement (the "Lock-Up Agreements") under which such stockholder has agreed not, directly or indirectly, to offer or agree to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock (or securities exchangeable for, exercisable for or convertible into Common Stock) owned by them for a period of 180 days after the date of the U.S. Prospectus, without the prior written consent of Bear, Stearns & Co. Inc.; each Lock-Up Agreement constitutes the legal, valid and binding obligations of the stockholder or stockholders party thereto enforceable against each such stockholder in accordance with its terms.





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


                 2. Representations and Warranties of Medaphis. Medaphis represents and warrants to, and agrees with, the U.S. Underwriters that:

                          (a)  This Agreement and the transactions contemplated
herein have been duly and validly authorized by Medaphis and this Agreement has been duly and validly executed and delivered by Medaphis and constitutes the valid and binding agreement of Medaphis, enforceable against Medaphis in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                          (b)  Immediately prior to the closing of the offering
contemplated hereby, Medaphis will have good and valid title to the Firm U.S. Shares to be sold by it hereunder on such date, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever; and upon delivery of such Firm U.S. Shares and payment therefor pursuant hereto, good and valid title to such Firm U.S. Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several U.S. Underwriters.

                          (c)  Medaphis has full right, power and authority to
enter into this Agreement; the execution, delivery and performance of this Agreement by Medaphis and the consummation by it of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Medaphis is a party or by which Medaphis is bound or to which any of its property or assets is subject, nor will such actions result in any violation of the provisions of the constituent documents of Medaphis, if any, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets; and, except for the registration of the U.S. Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the U.S. Shares by the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by Medaphis and the consummation by it of the transactions contemplated hereby.

                          (d)  Medaphis is not, and upon consummation of the
transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (e)  To the extent that any statements or omissions
made in the Registration Statement, the U.S. preliminary prospectus, the U.S. Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by Medaphis specifically for use therein, (i) the Registration Statement and any amendments or supplements thereto will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the U.S. preliminary prospectus, the U.S. Prospectus and any amendments or supplements thereto will not, when each registration statement of which they are a part becomes effective or is





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filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Medaphis has no actual knowledge of facts which lead it to believe that the Registration Statement, the U.S. preliminary prospectus, the U.S. Prospectus or any amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of any other material fact or omit to state any other material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (f)  Medaphis has not taken and will not take,
directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 3.  Purchase, Sale and Delivery of the Shares.

                          (a)  On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, Medaphis agrees to sell to the U.S. Underwriters and the U.S. Underwriters, severally and not jointly, agree to purchase from Medaphis, at a purchase price per share of $_______, the number of Firm U.S. Shares set forth opposite the respective names of the U.S. Underwriters in
Schedule I hereto plus any additional number of U.S. Shares which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of
Section 11 hereof.

                          (b)  Payment of the purchase price for, and delivery
of certificates for, the U.S. Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as shall be agreed upon by you and Medaphis, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (unless postponed in accordance with the provisions of Section 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the U.S. Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and Medaphis (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to Medaphis by wire transfer in same day funds, against delivery to you for the respective accounts of the U.S. Underwriters of certificates for the U.S. Shares to be purchased by them. Certificates for the U.S. Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. Medaphis will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                          (c)  In addition, the Company hereby grants to the
U.S. Underwriters the option to purchase up to 1,176,000 Additional U.S. Shares at the same purchase price per share to be paid by the U.S. Underwriters to Medaphis for the Firm U.S. Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm U.S. Shares by the U.S. Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the U.S. Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional U.S. Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be





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

delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Certificates for the Additional U.S. Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                 The number of Additional U.S. Shares to be sold to each U.S. Underwriter shall be the number which bears the same ratio to the aggregate number of Additional U.S. Shares being purchased as the number of Firm U.S. Shares set forth opposite the name of such U.S. Underwriter in Schedule I hereto (or such number increased as set forth in Section 11 hereof) bears to 7,840,000 shares, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

                 Payment for the Additional U.S. Shares shall be made by wire transfer in same day funds at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional U.S. Shares to you for the respective accounts of the U.S. Underwriters.

                 4. Offering. Upon your authorization of the release of the Firm U.S. Shares, the U.S. Underwriters propose to offer the U.S. Shares for sale to the public upon the terms set forth in the U.S. Prospectus.

                 5. Covenants of the Company. The Company covenants and agrees with the U.S. Underwriters that:

                          (a)  If the Registration Statement has not yet been
declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the U.S. Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the U.S. Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

                          (b)  The Company will notify you immediately (and, if
requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the U.S. Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor,
(v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the U.S. Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the U.S. Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                          (c)  If at any time when a prospectus relating to the
U.S. Shares is required to be delivered under the Act any event shall have occurred as a result of which the U.S. Prospectus as then amended or supplemented would, in the judgment of the U.S. Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the U.S. Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                          (d)  The Company will promptly deliver to you such
reasonable number of signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the U.S. Underwriters such number of copies of any U.S. preliminary prospectus, the U.S. Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any, as you may reasonably request.

                          (e)  The Company will endeavor in good faith, in
cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the U.S. Shares for offering and sale under the securities laws relating to the offering or sale of the U.S. Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                          (f)  The Company will make generally available
(within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                          (g)  During the period of 180 days from the date of
the U.S. Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), other than (i) the Company's sale of Additional U.S. Shares hereunder and the Company's sale of Additional International Shares under the International Underwriting Agreement and (ii) the Company's issuance of Common Stock and stock options pursuant to the (a) Healthcare Recoveries, Inc. Non-Qualified Stock Option Plan of Eligible Employees, (b) Healthcare Recoveries, Inc. Directors' Stock Option Plan or (c) the Divestiture Bonus Agreement.

                          (h)  During a period of three years from the
effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                          (i)  The Company will apply the proceeds received by
it, if any, from the sale of the Shares as set forth under "Use of Proceeds" in the U.S. Prospectus.

                          (j)  The Company will use its best efforts to cause
the Shares to be listed for inclusion on the Nasdaq National Market.

                 6. Covenants of Medaphis. Medaphis covenants and agrees with the U.S. Underwriters that:

                          (a)  If at any time when a prospectus relating to the
U.S. Shares is required to be delivered under the Act any information which Medaphis has provided to the Company or the U.S. Underwriters becomes incorrect, or if it shall be necessary at any time to amend or supplement any information provided by Medaphis to the Company for inclusion in the U.S. preliminary prospectus, U.S. Prospectus or Registration Statement to comply with the Act or the Regulations, Medaphis will notify the Company and the U.S. Underwriters promptly so that the Company may prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the U.S. Underwriters) which will correct such statement or omission.

                          (b)  Medaphis will deliver to the U.S.
Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9.

                 7. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, Medaphis hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and Medaphis hereunder, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any U.S. preliminary prospectus, the U.S. Prospectus and any amendments or supplements thereto, the underwriting documents (including this Agreement, the International Underwriting Agreement, the Master Agreement Among Underwriters and the Supplement to Master Agreement Among Underwriters, the Master Selling Agreement, the Agreement between U.S. Underwriters and Managers and the Agreement Among Managers) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated) (in each case, including, without limitation, fees and expenses of the Company's accountants and counsel, but not Underwriters' Counsel (as defined below)), (ii) the issuance, transfer and delivery of the Shares to the U.S. Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) quotation of the Shares on the Nasdaq National Market, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD"), (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar and (viii) travel and lodging expenses of employees of the Company who participate in the advertising and marketing of the Shares.

                 8. Conditions of U.S. Underwriters' Obligations. The obligations of the U.S. Underwriters to purchase and pay for the Firm U.S. Shares and the Additional U.S. Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and Medaphis herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8 "Closing Date" shall refer to the Closing Date for the Firm U.S. Shares and any Additional Closing Date, if different, for the Additional U.S. Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this Section 8 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                          (a)  The Registration Statement shall have become
effective not later than 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the U.S. Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                          (b)  At the Closing Date you shall have received the
opinion of King & Spalding, counsel for the Company, dated the Closing Date addressed to the U.S. Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                              (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the U.S. Prospectus.

                              (ii) The Company has an authorized capital stock as set forth in the Registration Statement and the U.S. Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The U.S. Shares to be delivered on the Closing Date have been duly and validly authorized and, each of (A) the Firm U.S. Shares, when delivered by Medaphis in accordance with this Agreement, and (B) the Additional U.S. Shares, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Common Stock and the U.S. Shares conform to the descriptions thereof contained in the Registration Statement and the U.S. Prospectus.

                             (iii) Assuming the exercise of the Underwriters' over-allotment option, upon the issuance and delivery of the Additional U.S.

         Shares and payment therefor pursuant hereto, good and valid title to such Additional U.S. Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several U.S. Underwriters.

                              (iv)  The U.S. Shares to be sold under this
         Agreement to the U.S. Underwriters are duly authorized for quotation on the Nasdaq National Market.

                               (v) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                              (vi) Assuming due execution and delivery by the U.S. Representatives of this Agreement, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles and, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                             (vii) There is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or to the best of such counsel's knowledge, threatened against, or involving the properties or business of, the Company which is of a character required to be disclosed in the Registration Statement and the U.S. Prospectus which has not been properly disclosed therein.

                            (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which the Company is a party or by which its properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the U.S. Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                             (ix) The Registration Statement and the U.S. Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.

                              (x)  The Registration Statement is effective
         under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

                             (xi) In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the U.S. Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the U.S. Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein or with respect to the matters set forth under the heading "Notice to Canadian Residents").

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and other public officials (including oral statements of representatives of the Commission and correspondence and oral statements of representatives of the Nasdaq National

Market), provided that copies of any such written statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                          (c)  At the Closing Date you shall have received the
opinion of King & Spalding, counsel for Medaphis, dated the Closing Date addressed to the U.S. Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                               (i) This Agreement has been duly and validly authorized, executed and delivered by Medaphis.

                              (ii) Assuming the due execution and delivery by the U.S. Representatives of this Agreement, this Agreement constitutes the legal, valid and binding obligation of Medaphis, enforceable against Medaphis in accordance with its terms, except that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles and, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                             (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Medaphis do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Medaphis pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which it is a party or by which its properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of Medaphis, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Medaphis or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over Medaphis or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the U.S. Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                             (iv) The Firm U.S. Shares, when delivered by Medaphis in accordance with this Agreement, will be fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights.

                              (v)  Immediately prior to the closing of the
         offering contemplated hereby, Medaphis will have good and valid title to the Firm U.S.

         Shares to be sold by it hereunder on such date, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever; and upon delivery of such Firm U.S. Shares and payment therefor pursuant hereto, good and valid title to such Firm U.S. Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Medaphis and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Medaphis, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for Medaphis shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                          (d)  All proceedings taken in connection with the
sale of the Firm U.S. Shares and the Additional U.S. Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the U.S. Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the U.S. Shares, the Registration Statement and the U.S. Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                          (e)  At the Closing Date you shall have received a
certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 8 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the U.S. Prospectus, the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company, except in each case as described in or contemplated by the U.S. Prospectus.

                          (f)  At the Closing Date you shall have received a
certificate of the Chief Executive Officer and Chief Financial Officer of Medaphis, dated the Closing Date to the effect that (i) as of the date hereof and as of the Closing Date the representations and warranties of Medaphis set forth in Section 2 hereof are accurate and (ii) as of the Closing Date the obligations of Medaphis to be performed hereunder on or prior thereto have been duly performed.

                          (g)  At the time this Agreement is executed and at
the Closing Date, you shall have received a letter, from Coopers & Lybrand L.L.P., independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the U.S. Underwriters and in form and substance satisfactory to you, to the effect that:
(i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the U.S. Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder;
(iii) on the basis of procedures consisting of a reading of the latest available unaudited interim financial statements of the Company, a reading of the minutes of meetings and consents of the shareholders and board of directors of the Company and the committees of such board subsequent to December 31, 1996, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1996 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements and schedules of the Company presented in the Registration Statement and the U.S. Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles;
(B) with respect to the period subsequent to December 31, 1996, there were, as of the date of the most recent available monthly financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the U.S. Prospectus, except for changes or decreases which the Registration Statement and the U.S. Prospectus disclose have occurred or may occur or which are set forth in such letter or (C) that during the period from December 31, 1996 to the date of the most recent available monthly financial statements of the Company, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the U.S. Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the U.S. Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                          (h)  At the Closing Date, you shall have received
from each person who is a director or officer of the Company and each stockholder listed named in Schedule II hereto, an agreement, or each such person shall be subject to an agreement, to the effect that such person will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable or exercisable for shares of Common Stock) for a period of 180 days after the date of the Prospectus.

                          (i)  Prior to the Closing Date the Company shall have
furnished to you such further information, certificates and documents as you may reasonably request.

                          (j)  At the Closing Date, the Shares shall have been
approved for quotation on the Nasdaq National Market.

                          (k)  The NASD, upon review of the terms of the
underwriting arrangements for the public offering of the Shares, shall have raised no objections thereto.

                 If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the U.S. Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the U.S. Underwriters to purchase the Additional U.S. Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

                 9.  Indemnification.

                          (a)  Each of the Company and Medaphis agrees to
indemnify, jointly and severally, and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact, in light of the circumstances under which they were made, contained in any related U.S. preliminary prospectus or the U.S. Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, neither the Company nor Medaphis will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or Medaphis, as the case may be, by or on behalf of any U.S. Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or Medaphis may otherwise have including under this Agreement. The foregoing indemnity agreement with respect to any U.S. preliminary prospectus shall not inure to the benefit of any U.S. Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares (or any person who controls such U.S. Underwriter within the meaning of Section 15 of the Act) if a copy of the U.S. Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such U.S. Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the U.S. Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                          (b)  Each U.S. Underwriter severally, and not
jointly, agrees to indemnify and hold harmless the Company and Medaphis, each of the directors of the Company and Medaphis, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or Medaphis within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact, in light of the circumstances in which they were made, contained in any related U.S. preliminary prospectus or the U.S. Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any U.S. Underwriter through you expressly for use therein; provided, however, that in no case shall any U.S. Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such U.S. Underwriter hereunder. This indemnity will be in addition to any liability which any U.S. Underwriter may otherwise have including under this Agreement. The Company and

Medaphis each acknowledge that the statements set forth in the last paragraph of the cover page and in the paragraphs four, six, seven, eight and ten under the caption "Underwriting" in the U.S. Prospectus constitute the only information furnished in writing by or on behalf of any U.S. Underwriter expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related U.S. preliminary prospectus or the U.S. Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                          (c)  Promptly after receipt by an indemnified party
under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                 10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, Medaphis and the U.S. Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or Medaphis any contribution received by the Company or Medaphis, as the case may be, from persons, other than the U.S. Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, Medaphis and one or more of the U.S. Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and Medaphis, on the one hand, and the U.S. Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 9 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and Medaphis, on the one hand, and the U.S. Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and Medaphis, on the one hand, and the U.S. Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Medaphis and (y) the underwriting discounts and commissions received by the U.S. Underwriters, respectively, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault of the Company and Medaphis, on the one hand, and of the U.S. Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 10, (i) in no case shall any U.S. Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such U.S. Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10 and the preceding sentence, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such U.S. Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 10, each person, if any, who controls a U.S. Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such U.S. Underwriter, and each person, if any, who controls the Company or Medaphis within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and Medaphis shall have the same rights to contribution as the Company and Medaphis, as the case may be, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                 11.  Default by a U.S. Underwriter.

                          (a)  If any U.S. Underwriter or U.S. Underwriters
shall default in its or their obligation to purchase Firm U.S. Shares or Additional U.S. Shares hereunder, and if the Firm U.S. Shares or Additional U.S. Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm U.S. Shares or Additional U.S. Shares, such Firm U.S. Shares or Additional U.S. Shares, as the case may be, to which the default relates shall be purchased by the non-defaulting U.S. Underwriters in proportion to the respective proportions which the numbers of Firm U.S. Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm U.S. Shares set forth opposite the names of the non-defaulting U.S. Underwriters.

                          (b)  In the event that such default relates to more
than 10% of the Firm U.S. Shares or Additional U.S. Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting U.S. Underwriter or U.S. Underwriters who so agree) to purchase such Firm U.S. Shares or Additional U.S. Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm U.S. Shares or Additional U.S. Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional U.S. Shares, the obligations of the U.S. Underwriters to purchase and of the Company to sell the Additional U.S. Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 7, 9(a) and 10 hereof) or the U.S. Underwriters, but nothing in this Agreement shall relieve a defaulting U.S. Underwriter or U.S. Underwriters of its or their liability, if any, to the other U.S. Underwriters, the Company and Medaphis for damages occasioned by its or their default hereunder.

                          (c)  In the event that the Firm U.S. Shares or
Additional U.S. Shares to which the default relates are to be purchased by the non-defaulting U.S. Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the U.S. Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the U.S. Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "U.S. Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm U.S. Shares and Additional U.S. Shares.

                 12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the U.S. Underwriters, the Company and Medaphis contained in this Agreement, including the agreements contained in Section 7, the indemnity agreements contained in
Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any U.S. Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the U.S. Shares to and by the U.S. Underwriters. The representations contained in Sections 1 and 2, and the agreements contained in Sections 7, 9, 10 and 13(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 11 or 13 hereof.

                 13.  Effective Date of Agreement; Termination.

                          (a)  This Agreement shall become effective, upon the
later of when (i) you, the Company and Medaphis shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifteenth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, Medaphis or the U.S. Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 1, 2, 6, 7, 8 and 9 hereof shall at all times be in full force and effect.

                          (b)  You shall have the right to terminate this
Agreement at any time prior to the Closing Date or the obligations of the U.S. Underwriters to purchase the Additional U.S. Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the Nasdaq National Market or the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq National Market by the NASD or on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm U.S. Shares or the Additional U.S. Shares, as the case may be, shall have become effective; or (D) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm U.S. Shares or the Additional U.S. Shares, as the case may be, on the terms contemplated by the U.S. Prospectus.

                          (c)  Any notice of termination pursuant to this
Section 13 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                          (d)  If this Agreement shall be terminated pursuant
to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 13(a) hereof or (ii) Section 11(b) or 13(b) hereof), or if the sale of the U.S. Shares provided for herein is not consummated because any condition to the obligations of the U.S. Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the U.S. Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the U.S. Underwriters in connection herewith.

                 14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any U.S. Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such U.S. Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Stephen M. Parish, Senior Managing Director (and a copy thereof shall be sent in the same manner to Underwriters' Counsel, 425 Lexington Avenue, New York, New York 10017,
Attention: Gary L. Sellers, Esq.); if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 1400 Watterson Tower, Louisville, Kentucky 40218, Attention: Patrick B. McGinnis, Chairman and Chief Executive Officer (and a copy thereof shall be sent in the same manner to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763, Attention: Robert W. Miller, Esq.); if sent to Medaphis, shall be mailed, delivered, or telegraphed and confirmed in writing to Medaphis, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339, Attention: David E. McDowell (and a copy thereof shall be sent in the same manner to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763, Attention: Robert
W. Miller, Esq.).

                 15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the U.S. Underwriters, the Company and Medaphis and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of U.S. Shares from any of the U.S. Underwriters.

                 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 If the foregoing correctly sets forth the understanding between you, the Company and Medaphis, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                           Very truly yours,

                                           HEALTHCARE RECOVERIES, INC.


                                           By
                                              -------------------------
                                              Name:
                                              Title:


                                           MEDAPHIS CORPORATION


                                           By
                                              -------------------------
                                              Name:
                                              Title:


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY INC.

By: BEAR, STEARNS & CO. INC.


    By:
       --------------------------------
          Name:
          Title:

On behalf of themselves and the other
U.S. Underwriters named in Schedule I hereto.

                                   SCHEDULE I



                                                            Number of Firm U.S.
Name of U.S. Underwriter                                    Shares to be Purchased
------------------------                                    ----------------------
Bear, Stearns & Co. Inc
Donaldson, Lufkin & Jenrette
  Securities Corporation
The Robinson-Humphrey Company Inc.





                                                   Total. . . . . .
                                                                   ----------

                                                                    7,840,000


                                  SCHEDULE II


Directors and Executive Officers subject to a Lock-Up Agreement


Patrick B. McGinnis
Dennis K. Burge
Douglas R. Sharps
Bobby T. Tokuuke
Debra M. Murphy
Kathleen K. Harreld

                        9,800,000 SHARES OF COMMON STOCK



                          HEALTHCARE RECOVERIES, INC.


                      INTERNATIONAL UNDERWRITING AGREEMENT


                                                                 _________, 1997


BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY, INC.
  as Lead Managers of the
  several Managers named in
  Schedule I attached hereto
  c/o Bear, Stearns International Limited
  One Canada Square
  London E14 5AD, England

Dear Sirs:

                 Medaphis Corporation ("Medaphis"), the parent of Healthcare Recoveries, Inc. (the "Company"), (each a corporation organized and existing under the laws of Delaware), proposes, subject to the terms and conditions stated herein, to sell to the several managers named in Schedule I hereto (the "Managers") an aggregate of 1,960,000 shares (the "Firm International Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm International Shares, at the option of the Managers, the Company proposes to sell up to an additional 294,000 shares (the "Additional International Shares") of Common Stock. The Firm International Shares and any Additional International Shares purchased by the Managers are referred to herein as the "International Shares." The International Shares are more fully described in the Registration Statement referred to below.

                 It is understood that the Company and Medaphis are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") pursuant to which Medaphis proposes, subject to the terms and conditions stated therein, to sell within the United States and Canada an aggregate of 7,840,000 shares of Common Stock (the "Firm U.S. Shares") through arrangements with certain underwriters within the United

States and Canada (the "U.S. Underwriters") for whom Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and The Robinson-Humphrey Company, Inc. are acting as representatives and, for the sole purpose of covering over-allotments in connection with the sale of Firm U.S. Shares, at the option of the U.S. Underwriters, the Company proposes to sell up to an additional 1,176,000 shares (the "Additional U.S. Shares") of Common Stock.
The Firm U.S. Shares and any Additional U.S. Shares purchased by the U.S. Underwriters are referred to herein as the "U.S. Shares." It is understood that the Company is not obligated to sell, and the Managers are not obligated to purchase, any Firm International Shares unless all of the Firm U.S. Shares are contemporaneously purchased by the U.S. Underwriters.

                 It is also understood and agreed to by all the parties that the U.S. Underwriters have entered into an agreement with the Managers (the "Agreement between U.S. Underwriters and Managers") contemplating the coordination of certain transactions between the U.S. Underwriters and the Managers and that, pursuant thereto and subject to the conditions set forth therein, the U.S. Underwriters may (i) purchase from the Managers a portion of the International Shares to be sold to the Managers pursuant to this Agreement or (ii) sell to the Managers a portion of the U.S. Shares to be sold to the U.S. Underwriters pursuant to the U.S. Underwriting Agreement. The Company also understands that any such purchases and sales between the U.S. Underwriters and the Managers shall be governed by the Agreement between U.S. Underwriters and the Managers and shall not be governed by the terms of this Agreement.

                 The U.S. Underwriters and the Managers are collectively referred to herein as the "Underwriters," the Firm U.S. Shares and the Firm International Shares are collectively referred to herein as the "Firm Shares," the U.S. Shares and the International Shares are collectively referred to herein as the "Shares" and the Additional U.S. Shares and the Additional International Shares are collectively referred to as the "Additional Shares."

                 1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Managers that:

                          (a)  The Company has filed with the Securities and
Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-1 (No. 333-23287), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "International Prospectus". The term "International preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations.

                          (b)  At the time of the effectiveness of the
Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the International Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the International Prospectus is filed with the Commission and the Additional Closing Date (as hereinafter respectively defined), if any, the Registration Statement and the International Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the International Prospectus, in light of the circumstances under which they were made, not misleading. When any related International preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such International preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the International Prospectus or any related International preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Manager through you as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                          (c)  Insofar as statements in the International
Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements are correct in all material respects.

                          (d)  Coopers & Lybrand L.L.P., who have certified the
financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.

                          (e)  Subsequent to the respective dates as of which
information is given in the Registration Statement and the International Prospectus, except as set forth in the Registration Statement and the International Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the International Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company except for liabilities or obligations which are reflected in the Registration Statement and the International Prospectus.

                          (f)  This Agreement and the transactions contemplated
herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                          (g)  The execution, delivery and performance of this
Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company or its properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the International Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the International Shares by the Managers.

                          (h)  All of the outstanding shares of Common Stock
are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Firm International Shares and the Additional International Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been or were not issued in violation of or be subject to any preemptive rights. The Company had, at March 31, 1997, an authorized and outstanding capitalization as set forth in the Registration Statement and the International Prospectus. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the International Prospectus.

                          (i)  Assuming the exercise of the Managers'
over-allotment option, upon the issuance and delivery of the Additional International Shares and payment therefor pursuant hereto, good and valid title to such Additional International Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several Managers.

                          (j)  The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the International Prospectus, except where the failure to do so, will not, in the aggregate, have a material adverse effect on the Company, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the International Prospectus. The Company has no subsidiaries.

                          (k)  Except as described in the International
Prospectus, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, contemplated against the Company which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or, results of operations of the Company or which is required to be disclosed in the Registration Statement and the International Prospectus.

                          (l)  The Company has not taken and will not take,
directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                          (m)  The financial statements, including the notes
thereto, and supporting schedules included in the Registration Statement and the International Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                          (n)  Except as described in the International
Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the International Shares contemplated hereby.

                          (o)  The Company is not, and upon consummation of the
transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (p)  To the Company's knowledge, neither the Company
nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the International Prospectus.

                          (q)  The Company has filed all tax returns required
to be filed, which returns are complete and correct in all material respects, and the Company is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                          (r)  The Company is in compliance in all material
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and the there has been no action threatened against the Company by the Pension Benefit Guaranty Corporation to terminate any of the Company's pension plans.

                          (s)  Except as described in the International
Prospectus, the Company owns or possesses adequate rights to use all material patents, patent applications, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trademark registrations, service mark registrations, trade names, copyrights and licenses described or referred to in the International Prospectus or owned or used by it or which are necessary for the conduct of its business as described in the International Prospectus. Except as described in the International Prospectus, the Company has not received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any patents, patent applications, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trademark registrations, service mark registrations, trade names, copyrights or licenses which individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding might result in a material adverse change or development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company.

                          (t)  There are no contracts or other documents which
are required to be described in the International Prospectus or filed as exhibits to the Registration Statement by the Act or by the Regulations which have not been described in the International Prospectus or filed as exhibits to the Registration Statement.

                          (u)  The Shares have been and continue to be
designated for inclusion on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, and the Company is in compliance with the maintenance and designation criteria applicable to Nasdaq National Market issuers.

                          (v)  No relationship, direct or indirect, exists
between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the International Prospectus which is not so described.

                          (w)  Since the date as of which information is given
in the International Prospectus through the date hereof, and except as may otherwise be disclosed in the International Prospectus, the Company has not (i) issued or granted any securities, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

                          (x)  Each of the Company's executive officers and
directors, as have been heretofore designated by you and listed on Schedule II attached hereto, has entered into or is subject to a lock-up agreement (the "Lock-Up Agreements") under which such stockholder has agreed not, directly or indirectly, to offer or agree to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock (or securities exchangeable for, exercisable for or convertible into Common Stock) owned by them for a period of 180 days after the date of the International Prospectus, without the prior written consent of Bear, Stearns & Co. Inc.; each Lock-Up Agreement constitutes the legal, valid and binding obligations of the stockholder or stockholders party thereto enforceable against each such stockholder in accordance with its terms.

                 2. Representations and Warranties of Medaphis. Medaphis represents and warrants to, and agrees with, the Managers that:

                          (a)  This Agreement and the transactions contemplated
herein have been duly and validly authorized by Medaphis and this Agreement has been duly and validly executed and delivered by Medaphis and constitutes the valid and binding agreement of Medaphis, enforceable against Medaphis in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                          (b)  Immediately prior to the closing of the offering
contemplated hereby, Medaphis will have good and valid title to the Firm International Shares to be sold by it hereunder on such date, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever; and upon delivery of such Firm International Shares and payment therefor pursuant hereto, good and valid title to such Firm International Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several Managers.

                          (c)  Medaphis has full right, power and authority to
enter into this Agreement; the execution, delivery and performance of this Agreement by Medaphis and the consummation by it of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Medaphis is a party or by which Medaphis is bound or to which any of its property or assets is subject, nor will such actions result in any violation of the provisions of the constituent documents of Medaphis, if any, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets; and, except for the registration of the International Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the International Shares by the Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by Medaphis and the consummation by it of the transactions contemplated hereby.

                          (d)  Medaphis is not, and upon consummation of the
transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                          (e)  To the extent that any statements or omissions
made in the Registration Statement, the International preliminary prospectus, the International Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by Medaphis specifically for use therein, (i) the Registration Statement and any amendments or supplements thereto will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the International preliminary prospectus, the International Prospectus and any amendments or supplements thereto will not, when each registration statement of which they are a part becomes effective or is filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and Medaphis has no actual knowledge of facts which lead it to believe that the Registration Statement, the International preliminary prospectus, the International Prospectus or any amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of any other material fact or omit to state any other material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (f)  Medaphis has not taken and will not take,
directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 3.  Purchase, Sale and Delivery of the International Shares.

                          (a)  On the basis of the representations, warranties,
covenants and agreements herein contained, but subject to the terms and conditions herein set forth, Medaphis agrees to sell to the Managers and the Managers, severally and not jointly, agree to purchase from Medaphis, at a purchase price per share of $_______, the number of Firm International Shares set forth opposite the respective names of the Managers in Schedule I hereto plus any additional number of International Shares which such Manager may become obligated to purchase pursuant to the provisions of Section 11 hereof.

                          (b)  Payment of the purchase price for, and delivery
of certificates for, the International Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other place as shall be agreed upon by you and Medaphis, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (unless postponed in accordance with the provisions of Section 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the International Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and Medaphis (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to Medaphis by wire transfer in same day funds, against delivery to you for the respective accounts of the Managers of certificates for the International Shares to be purchased by them. Certificates for the International Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. Medaphis will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                          (c)  In addition, the Company hereby grants to the
Managers the option to purchase up to 294,000 Additional International Shares at the same purchase price per share to be paid by the Managers to Medaphis for the Firm International Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm International Shares by the Managers. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the International

Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional International Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Certificates for the Additional International Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                 The number of Additional International Shares to be sold to each Manager shall be the number which bears the same ratio to the aggregate number of Additional International Shares being purchased as the number of Firm International Shares set forth opposite the name of such Manager in Schedule I hereto (or such number increased as set forth in Section 11 hereof) bears to 1,196,000 shares, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

                 Payment for the Additional International Shares shall be made by wire transfer in same day funds at the offices of [Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167], or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional International Shares to you for the respective accounts of the Managers.

                   4. Offering. Upon your authorization of the release of the Firm International Shares, the Managers propose to offer the International Shares for sale to the public upon the terms set forth in the International Prospectus.

                   5. Covenants of the Company. The Company covenants and agrees with the Managers that:

                          (a)  If the Registration Statement has not yet been
declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the International Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the International Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

                          (b)  The Company will notify you immediately (and, if
requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the International Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the International Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the International Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the International Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

                          (c)  If at any time when a prospectus relating to the
International Shares is required to be delivered under the Act any event shall have occurred as a result of which the International Prospectus as then amended or supplemented would, in the judgment of the Managers or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the International Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                          (d)  The Company will promptly deliver to you such
reasonable number of signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Managers such number of copies of any International preliminary prospectus, the International Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any, as you may reasonably request.

                          (e)  The Company will endeavor in good faith, in
cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the International Shares for offering and sale under the securities laws relating to the offering or sale of the International Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                          (f)  The Company will make generally available
(within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                          (g)  During the period of 180 days from the date of
the International Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), other than (i) the Company's sale of Additional

International Shares hereunder and the Company's sale of Additional U.S. Shares under the U.S. Underwriting Agreement and (ii) the Company's issuance of Common Stock and stock options pursuant to the (a) Healthcare Recoveries, Inc. Non-Qualified Stock Option Plan of Eligible Employees, (b) Healthcare Recoveries, Inc. Directors' Stock Option Plan or (c) the Divestiture Bonus Agreement.

                          (h)  During a period of three years from the
effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

                          (i)  The Company will apply the proceeds received by
it, if any, from the sale of the Shares as set forth under "Use of Proceeds" in the International Prospectus.

                          (j)  The Company will use its best efforts to cause
the Shares to be listed for inclusion on the Nasdaq National Market.

                 6. Covenants of Medaphis. Medaphis covenants and agrees with the Managers that:

                          (a)  If at any time when a prospectus relating to the
International Shares is required to be delivered under the Act any information which Medaphis has provided to the Company or the Managers becomes incorrect, or if it shall be necessary at any time to amend or supplement any information provided by Medaphis to the Company for inclusion in the International preliminary prospectus, International Prospectus or Registration Statement to comply with the Act or the Regulations, Medaphis will notify the Company and the Managers promptly so that the Company may prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Managers) which will correct such statement or omission.

                          (b)  Medaphis will deliver to the Lead Managers prior
to the Closing Date a properly completed and executed United States Treasury Department Form W-9.

                 7. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, Medaphis hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and Medaphis hereunder, including, without limitation, those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any International preliminary prospectus, the International Prospectus and any amendments or supplements thereto, the underwriting documents (including this Agreement, the U.S. Underwriting Agreement, the Master Agreement Among Underwriters and the Supplement to Master Agreement Among Underwriters, the Master Selling Agreement, the Agreement between U.S. Underwriters and Managers and the Agreement Among Managers) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated) (in each case, including, without limitation, fees and expenses of the Company's accountants and counsel, but not Underwriters' Counsel (as defined below)), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) quotation of the Shares on the Nasdaq National Market, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD"), (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar and (viii) travel and lodging expenses of employees of the Company who participate in the advertising and marketing of the Shares.

                 8. Conditions of Managers' Obligations. The obligations of the Managers to purchase and pay for the Firm International Shares and the Additional International Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and Medaphis herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 8 "Closing Date" shall refer to the Closing Date for the Firm International Shares and any Additional Closing Date, if different, for the Additional International Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this Section 8 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

                          (a)  The Registration Statement shall have become
effective not later than 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the International Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                          (b)  At the Closing Date you shall have received the
opinion of King & Spalding, counsel for the Company, dated the Closing Date addressed to the Managers and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the International Prospectus.

                              (ii) The Company has an authorized capital stock as set forth in the Registration Statement and the International Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The International Shares to be delivered on the Closing Date have been duly and validly authorized and, each of (A) the Firm International Shares, when delivered by Medaphis in accordance with this Agreement, and (B) the Additional International Shares, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Common Stock and the International Shares conform to the descriptions thereof contained in the Registration Statement and the International Prospectus.

                             (iii) Assuming the exercise of the Underwriters' over-allotment option, upon the issuance and delivery of the Additional International Shares and payment therefor pursuant hereto, good and valid title to such Additional International Shares, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever, will pass to the several Managers.

                              (iv) The International Shares to be sold under this Agreement to the Managers are duly authorized for quotation on the Nasdaq National Market.

                               (v) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                              (vi) Assuming due execution and delivery by the Lead Managers of this Agreement, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles and, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                             (vii) There is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or to the best of such counsel's knowledge threatened against, or involving the properties or business of, the Company, which is of a character required to be disclosed in the Registration Statement and the International Prospectus which has not been properly disclosed therein.

                            (viii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which the Company is a party or by which its properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Managers (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                              (ix)  The Registration Statement and the
         International Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.

                               (x)  The Registration Statement is effective
         under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

                              (xi)  In addition, such opinion shall also
         contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the International Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the International Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein or with respect to the matters set forth under the heading "Notice to Canadian Residents").

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and other public officials (including oral statements of representatives of the Commission and correspondence and oral statements of representatives of the Nasdaq National Market), provided that copies of any such written statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                          (c)  At the Closing Date you shall have received the
opinion of King & Spalding, counsel for Medaphis, dated the Closing Date addressed to the Managers and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                               (i) This Agreement has been duly and validly authorized, executed and delivered by Medaphis.

                              (ii) Assuming the due execution and delivery by the Lead Managers of this Agreement, this Agreement constitutes the legal, valid and binding obligation of Medaphis, enforceable against Medaphis in accordance with its terms, except that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general equitable principles and, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                             (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Medaphis do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Medaphis pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which it is a party or by which its properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation or by-laws of Medaphis, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Medaphis or its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over Medaphis or its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Managers (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                             (iv)  The Firm International Shares, when
         delivered by Medaphis in accordance with this Agreement, will be fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights.

                              (v)  Immediately prior to the closing of the
         offering contemplated hereby, Medaphis will have good and valid title to the Firm International Shares to be sold by it hereunder on such date, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts or other defects of title whatsoever; and upon delivery of such Firm International Shares and payment therefor pursuant hereto, good and valid title to such Firm International Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Managers.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Medaphis and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Medaphis, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for Medaphis shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                          (d)  All proceedings taken in connection with the
sale of the Firm International Shares and the Additional International Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Managers shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the International Shares, the Registration Statement and the International Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                          (e)  At the Closing Date you shall have received a
certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 8 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the International Prospectus, the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company, except in each case as described in or contemplated by the International Prospectus.

                          (f)  At the Closing Date you shall have received a
certificate of the Chief Executive Officer and Chief Financial Officer of Medaphis, dated the Closing Date to the effect that (i) as of the date hereof and as of the Closing Date the representations and warranties of Medaphis set forth in Section 2 hereof are accurate and (ii) as of the Closing Date the obligations of Medaphis to be performed hereunder on or prior thereto have been duly performed.

                          (g)  At the time this Agreement is executed and at
the Closing Date, you shall have received a letter, from Coopers & Lybrand L.L.P., independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Managers and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the International Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures consisting of a reading of the latest available unaudited interim financial statements of the Company, a reading of the minutes of meetings and consents of the shareholders and board of directors of the Company and the committees of such board subsequent to December 31, 1996, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1996 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements and schedules of the Company presented in the Registration Statement and the International Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles; (B) with respect to the period subsequent to December 31, 1996, there were, as of the date of the most recent available monthly financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the International Prospectus, except for changes or decreases which the Registration Statement and the International Prospectus disclose have occurred or may occur or which are set forth in such letter or
(C) that during the period from December 31, 1996 to the date of the most recent available monthly financial statements of the Company, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the International Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the International Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

                          (h)  At the Closing Date, you shall have received
from each person who is a director or officer of the Company and each stockholder listed named in Schedule II hereto, an agreement, or each such person shall be subject to an agreement, to the effect that such person will not, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc., offer, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable or exercisable for shares of Common Stock) for a period of 180 days after the date of the Prospectus.

                          (i)  Prior to the Closing Date the Company shall have
furnished to you such further information, certificates and documents as you may reasonably request.

                          (j)  At the Closing Date, the Shares shall have been
approved for quotation on the Nasdaq National Market.

                          (k)  The NASD, upon review of the terms of the
underwriting arrangements for the public offering of the Shares, shall have raised no objections thereto.

                 If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 8 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Managers hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Managers to purchase the Additional International Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

                 9.  Indemnification.

                          (a)  Each of the Company and Medaphis agrees to
indemnify, jointly and severally, and hold harmless each Manager and each person, if any, who controls any Manager within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact, in light of the circumstances under which they were made, contained in any related International preliminary prospectus or the International Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, neither the Company nor Medaphis will be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or Medaphis, as the case may be, by or on behalf of any Manager through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company or Medaphis may otherwise have including under this Agreement. The foregoing indemnity agreement with respect to any International preliminary prospectus shall not inure to the benefit of any Manager from whom the person asserting any such losses, claims, damages or liabilities purchased Shares (or any person who controls such Manager within the meaning of Section 15 of the
Act) if a copy of the International Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Manager to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the International Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                          (b)  Each Manager severally, and not jointly, agrees
to indemnify and hold harmless the Company and Medaphis, each of the directors of the Company and Medaphis, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or Medaphis within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact, in light of the circumstances in which they were made, contained in any related International preliminary prospectus or the International Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Manager through you expressly for use therein; provided, however, that in no case shall any Manager be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Manager hereunder. This indemnity will be in addition to any liability which any Manager may otherwise have including under this Agreement. The Company and Medaphis each acknowledge that the statements set forth in the last paragraph of the cover page and in the paragraphs four, six, seven, eight and ten under the caption "Underwriting" in the International Prospectus constitute the only information furnished in writing by or on behalf of any Manager expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related International preliminary prospectus or the International Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                          (c)  Promptly after receipt by an indemnified party
under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

                 10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, Medaphis and the Managers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or Medaphis any contribution received by the Company or Medaphis, as the case may be, from persons, other than the Managers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, Medaphis and one or more of the Managers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and Medaphis, on the one hand, and the Managers, on the other hand, from the offering of the International Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 9 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and Medaphis, on the one hand, and the Managers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and Medaphis, on the one hand, and the Managers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and Medaphis and (y) the underwriting discounts and commissions received by the Managers, respectively, in each case as set forth in the table on the cover page of the International Prospectus. The relative fault of the Company and Medaphis, on the one hand, and of the Managers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Managers agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, (i) in no case shall any Manager be liable or responsible for any amount in excess of the underwriting discount applicable to the International Shares purchased by such Manager hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 10 and the preceding sentence, no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 10, each person, if any, who controls a Manager within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Manager, and each person, if any, who controls the Company or Medaphis within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company and Medaphis who shall have signed the Registration Statement and each director of the Company and Medaphis shall have the same rights to contribution as the Company and Medaphis, as the case may be, subject in each case to clauses (i) and (ii) of this Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                 11.  Default by Manager.

                          (a)  If any Manager or Managers shall default in its
or their obligation to purchase Firm International Shares or Additional International Shares hereunder, and if the Firm International Shares or Additional International Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm International Shares or Additional International Shares, such Firm International Shares or Additional International Shares, as the case may be, to which the default relates shall be purchased by the non-defaulting Managers in proportion to the respective proportions which the numbers of Firm International Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm International Shares set forth opposite the names of the non-defaulting Managers.

                          (b)  In the event that such default relates to more
than 10% of the Firm International Shares or Additional International Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Manager or Managers who so agree) to purchase such Firm International Shares or Additional International Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm International Shares or Additional International Shares, as the case may be, to which such default relates as provided in this Section 11, this Agreement or, in the case of a default with respect to the Additional International Shares, the obligations of the Managers to purchase and of the Company to sell the Additional International Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 7, 9(a) and 10 hereof) or the Managers, but nothing in this Agreement shall relieve a defaulting Manager or Managers of its or their liability, if any, to the other Managers and the Company and Medaphis for damages occasioned by its or their default hereunder.

                          (c)  In the event that the Firm International Shares
or Additional International Shares to which the default relates are to be purchased by the non-defaulting Managers, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the International Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the International Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Manager" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Firm International Shares and Additional International Shares.

                 12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Managers, the Company and Medaphis contained in this Agreement, including the agreements contained in Section 7, the indemnity agreements contained in Section 9 and the contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Manager or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the International Shares to and by the Managers. The representations contained in Sections 1 and 2, and the agreements contained in Sections 7, 9, 10 and 13(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 11 or 13 hereof.

                 13.  Effective Date of Agreement; Termination.

                          (a)  This Agreement shall become effective, upon the
later of when (i) you, the Company and Medaphis shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifteenth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, Medaphis or the Managers except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 1, 2, 6, 7, 8 and 9 hereof shall at all times be in full force and effect.

                          (b)  You shall have the right to terminate this
Agreement at any time prior to the Closing Date or the obligations of the Managers to purchase the Additional International Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the Nasdaq National Market or the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq National Market by the NASD or on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm International Shares or the Additional International Shares, as the case may be, shall have become effective; or (D)(i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm International Shares or the Additional International Shares, as the case may be, on the terms contemplated by the International Prospectus.

                          (c)  Any notice of termination pursuant to this
Section 13 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                          (d)  If this Agreement shall be terminated pursuant
to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 13(a) hereof or (ii) Section 11(b) or 13(b) hereof), or if the sale of the International Shares provided for herein is not consummated because any condition to the obligations of the Managers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Managers for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Managers in connection herewith.

                 14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Manager, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Manager c/o Bear, Stearns International Limited, One Canada Square, London E14 5AD, England, Attention: Corporate Finance Dept. (and a copy thereof shall be sent in the same manner to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Gal Israely, and to Underwriters' Counsel, 425 Lexington Avenue, New York, New York 10017, Attention: Gary L. Sellers, Esq.); if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 1400 Watterson Tower, Louisville, Kentucky 40218, Attention: Patrick B. McGinnis, Chairman and Chief Executive Officer (and a copy thereof shall be sent in the same manner to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763, Attention:
Robert W. Miller, Esq.); if sent to Medaphis, shall be mailed, delivered, or telegraphed and confirmed in writing to Medaphis, 2700 Cumberland Parkway, Suite 300, Atlanta, Georgia 30339, Attention: David E. McDowell (and a copy thereof shall be sent in the same manner to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763, Attention: Robert W. Miller, Esq.).

                 15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Managers, the Company and Medaphis and the controlling persons, directors, officers, employees and agents referred to in Sections 9 and 10, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of International Shares from any of the Managers.

                 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 If the foregoing correctly sets forth the understanding between you, the Company and Medaphis, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                           Very truly yours,

                                           HEALTHCARE RECOVERIES, INC.


                                           By
                                              ------------------------
                                              Name:
                                              Title:


                                           MEDAPHIS CORPORATION


                                           By
                                              ------------------------
                                              Name:
                                              Title:



Accepted as of the date first above written

BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
THE ROBINSON-HUMPHREY COMPANY INC.

By: BEAR, STEARNS INTERNATIONAL LIMITED



   By:
      ----------------------------------
      Name:
      Title:


On behalf of themselves and the other
Managers named in Schedule I hereto.

                                   SCHEDULE I


                                                                                             Number of Firm International
Name of Manager                                                                                    Shares to be Purchased
---------------                                                                                    ----------------------
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette
  Securities Corporation
The Robinson-Humphrey Company Inc.





                         Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,960,000
                                                                                                                =========

                                  SCHEDULE II



Directors and Executive Officers subject to a Lock-Up Agreement


Patrick B. McGinnis
Dennis K. Burge
Douglas R. Sharps
Bobby T. Tokuuke
Debra M. Murphy
Kathleen K. Harreld